UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 21, 2012 (May 21, 2012)

Republic Services, Inc.

(Exact name of registrant as specified in charter)

Delaware

(State or other jurisdiction of incorporation)

1-14267	65-0716904
(Commission File Number)	(IRS Employer Identification No.)

18500 North Allied Way Phoenix, Arizona	85054
(Address of principal executive offices)	(Zip Code)

(480) 627-2700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 8.01. OTHER EVENTS.

On May 21, 2012, Republic Services, Inc. (“Republic”) completed an underwritten public offering of $850,000,000 aggregate principal amount of 3.55% notes due June 1, 2022 (the “Notes”). The Notes were issued pursuant to an Indenture, dated as of May 21, 2012, between Republic and Wells Fargo Bank, National Association, as trustee, as supplemented by the First Supplemental Indenture, dated as of May 21, 2012. The Notes are unsubordinated and unsecured obligations of Republic. Republic expects to use $775.8 million of the net proceeds to finance the redemption of all $750 million of the 6 7/8% Senior Notes due 2017 of Republic’s wholly-owned subsidiary, Alllied Waste North America, Inc., and the remainder for general corporate purposes.

In connection with the issuance and sale of the Notes, Republic entered into an Underwriting Agreement, dated as of May 14, 2012, with Deutsche Bank Incorporated and Wells Fargo Securities, LLC as representatives of the several underwriters named therein, which is filed as Exhibit 1.1 hereto.

The Notes have been registered under the Securities Act of 1933 (the “Act”) pursuant to a Registration Statement on Form S-3 (No. 333-166469) (the “Registration Statement”) previously filed with the Securities and Exchange Commission by Republic under the Act.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Republic hereby files the following exhibits to, and incorporates such exhibits by reference in, the Registration Statement as supplemented by the Prospectus Supplement dated May 14, 2012 which was filed on May 15, 2012:

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of May 14, 2012, among Republic Services, Inc. and Deutsche Bank Incorporated and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.

4.1	Indenture, dated as of May 21, 2012, by and between Republic Services, Inc. and Wells Fargo Bank, National Association, as trustee.

4.2	First Supplemental Indenture, dated as of May 21, 2012, to the Indenture, dated as of May 21, 2012, by and between Republic Services, Inc. and Wells Fargo Bank, National Association, as trustee, including the form of 3.55% Notes due 2022.

5.1	Opinion of Mayer Brown LLP, as to the validity of the Notes

23.1	Consent of Mayer Brown LLP (contained in Exhibit 5.1 hereto)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 21, 2012

REPUBLIC SERVICES, INC.

By:	/s/ Tod C. Holmes
Tod C. Holmes
Executive Vice President and Chief Financial Officer (Principal Financial Officer)

By:	/s/ Charles F. Serianni
Charles F. Serianni
Senior Vice President and Chief Accounting Officer (Principal Accounting Officer)